UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 24, 2020

ADIENT PLC
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 24, 2020, Adient plc (“Adient”) entered into an Amended and Restated Master Agreement (the “A&R Master Agreement”), which amends and restates the Master Agreement, dated as of January 31, 2020 (the “Original Agreement”), by and among Adient, Yanfeng Automotive Trim Systems Company Ltd. (“Yanfeng”), Adient Yanfeng Seating Mechanisms Co., Ltd. (“AYM”), a joint venture owned, directly or indirectly, by Yanfeng (50%) and Adient (50%), Yanfeng Adient Seating Co., Ltd. (“YFAS”), a joint venture owned, directly or indirectly, by Yanfeng (50.01%) and Adient (49.99%) and Yanfeng Global Automotive Interior Systems Co., Ltd. (“YFAI”), a joint venture owned, directly or indirectly, by Yanfeng (70%) and Adient (30%). In connection with obtaining certain required regulatory consents, the parties to the Original Agreement have agreed to certain modifications to the transactions contemplated thereby. The A&R Master Agreement provides, among other things, that:

a.Adient will transfer all of the issued and outstanding equity interest in YFAI held, directly or indirectly, by Adient, which represents 30% of YFAI’s total issued and outstanding equity interest, to Yanfeng for a purchase price of US$369,000,000, reduced from a purchase price of US$379,000,000 (the “YFAI Acquisition”), of which US$309,000,000 will be paid at the closing of the transactions contemplated by the A&R Master Agreement (the “Closing”) and the remaining US$60,000,000 will be paid on a deferred basis post-Closing (the “Deferred Purchase Price”). With respect to each YFAI fiscal year ending after the Closing, beginning with the year ending December 31, 2020, Yanfeng will pay Adient an earnout in an amount equal to 30% of YFAI’s distributable earnings for such year until such time as the Deferred Purchase Price is fully paid; and

b.On or prior to June 30, 2020, (i) AYM will pay a dividend to its shareholders (proportionate to their ownership interest, namely 50% to each of Yanfeng and Adient Asia Holdings Co., Limited (“Adient Asia”)) in the aggregate amount of RMB 1,182,774,067.94 (the “AYM Dividend”) and (ii) YFAS will pay a dividend to its shareholders (proportionate to their ownership interest, namely 50.01% to Yanfeng and 49.99% to Adient Asia) in the aggregate amount of RMB 1,887,167,871.28 (the “YFAS Dividend” and together with the AYM Dividend, the “Dividends”).

The agreement among the parties remains unchanged with respect to the following transactions contemplated by the Original Agreement:

a.Adient and Yanfeng will amend the YFAS Joint Venture Contract, dated as of October 22, 1997, as amended, and the Articles of Association of YFAS, dated as of October 22, 1997, as amended, in each case in order to extend the term of the YFAS joint venture until December 31, 2038 (collectively, the “YFAS Extension”);

b.Adient will transfer all patents, trademarks and copyrights, know-how, trade secrets and other intellectual property rights owned by Adient (or certain of its subsidiaries) and used exclusively in the conduct of Adient’s mechanism business as of the date of such transfer (the “Transferred IP”) to AYM for US$20,000,000, and in connection with such transfer, (i) AYM will grant back to Adient a sole license with respect to the Transferred IP on a worldwide and royalty-free basis, (ii) Adient will grant AYM a worldwide and royalty-free license with respect to certain intellectual property rights owned by Adient (or certain of its subsidiaries) and used on a non-

exclusive basis in the conduct of Adient’s mechanism business, and (iii) Adient and AYM will license to each other certain intellectual property improvements relating to the mechanism business (collectively, the “Mechanism IP Transactions”); and

c.Adient and Yanfeng will amend the AYM Equity Joint Venture Contract, dated as of September 9, 2013, as amended, and the Articles of Association of AYM, dated as of September 9, 2013, as amended to, among other things, (i) make certain governance changes such that Yanfeng may consolidate the results of AYM for financial reporting and accounting purposes, and (ii) expand AYM’s business and customer scope such that it may carry out its seating mechanism business anywhere in and outside of the People’s Republic of China (collectively, the “AYM Amendments” and together with the YFAI Acquisition, the Dividends, the YFAS Extension and Mechanism IP Transactions, the “Transactions”), in each case, on the terms and subject to the conditions set forth in the A&R Master Agreement and the relevant definitive agreements to be entered into in connection therewith.

The Transactions, as amended, except for the dividends which will be paid on or prior to June 30, 2020, are cross-conditioned on each other and closing (including the effectiveness of the YFAS Extension and the AYM Amendments) is subject to regulatory approvals, including the State Administration for Market Regulation in the People’s Republic of China, the Chinese State-owned Assets Supervision and Administration Commission’s approval of the YFAI Acquisition and issuance of a state-owned asset ownership certificate, and other customary closing conditions. Adient continues to expect the Transactions to be completed in the fourth quarter of its current fiscal year.

The foregoing description of the A&R Master Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Master Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain forward-looking statements and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding the outcome, benefits and synergies of the transactions described herein or Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, the ability of Adient to close the sale of its fabrics business, including receipt of necessary regulatory approvals, the ability of Adient to close the transactions subject to the Yanfeng agreement, the ability of Adient to effectively launch new business at forecasted and profitable levels, the ability of Adient to execute its turnaround plan, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, the impact of tax reform legislation through the Tax Cuts and Jobs Act, the ability of Adient to meet debt service requirements, terms of financing, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, the cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 22, 2019 and quarterly reports on Form 10-Q filed with the SEC, as well as within Adient’s Current Report on Form 8-K filed on April 20, 2020, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Exhibit Description
10.1*
Amended and Restated Master Agreement, dated as of June 24, 2020, by and among Adient plc, Yanfeng Automotive Trim Systems Company Ltd., Adient Yanfeng Seating Mechanisms Co., Ltd., Yanfeng Adient Seating Co., Ltd. and Yanfeng Global Automotive Interior Systems Co., Ltd.

99.1	Press Release of Adient plc dated June 24, 2020.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that Adient plc may request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC
Date: June 24, 2020	By:	/s/ Heather M. Tiltmann
	Name:	Heather M. Tiltmann
	Title:	Acting Vice President, General Counsel and Secretary